                                                                    Exhibit 10.2


                             THE TJX COMPANIES, INC.
                     NON-QUALIFIED STOCK OPTION CERTIFICATE
                       GRANTED UNDER STOCK INCENTIVE PLAN


                                   SERIES [  ]


This certificate evidences a non-qualified stock option to purchase shares of Common Stock, $1.00 par value, of The TJX Companies, Inc. (the "Company") granted to the optionee named below under the Company's Stock Incentive Plan (the "Plan"). This option is subject to the terms and conditions of the Plan, the provisions of which, as from time to time amended, are incorporated in this certificate by reference. Terms defined in the Plan are used in this certificate as so defined.


   1.  OPTIONEE:


   2.  NUMBER OF SHARES OF
       COMMON STOCK OF THE
       COMPANY SUBJECT
       TO THIS OPTION:

   3.  DATE OF GRANT:


   4.  EXPIRATION DATE:

   5.  OPTION PRICE:     per share, payable by (i) certified or bank check, (ii)
       through a broker-assisted exercise as described in the plan, or (iii) shares of Common Stock of the Company not then subject to restrictions under any Company plan (which shares, if acquired directly from the Company, must have been held for at least six months), or a combination of (i), (ii) and (iii).

   6. EXERCISE OF OPTION: This option shall become exercisable in annual installments as specified below:




                               RECORD OF EXERCISE
                        (TO BE COMPLETED BY THE COMPANY)


   NUMBER OF SHARES
PURCHASED UNDER OPTION          DATE OF EXERCISE              OFFICIAL SIGNATURE
----------------------          ----------------              ------------------

       This option may be exercised to the extent it has become exercisable in full at any time prior to the Expiration Date or in part from time to time prior to the Expiration Date.

   7. TERMINATION OF EMPLOYMENT: In the event of the termination of employment of the optionee or in the event of the designation of the optionee as an inactive employee by reason of Disability, this option may thereafter be exercised during the following applicable period (or until the Expiration Date, if earlier) but only to the extent it was exercisable at the earlier of such termination or designation (except as otherwise indicated below):

       Reason for Termination or Designation      Subsequent Period for Exercise
       -------------------------------------      ------------------------------




   8. PARTIAL ACCELERATION OF EXERCISABILITY UPON DEATH AND DISABILITY: Subject to Paragraph 7 above, in the event of the termination of employment due to the death or Disability of the optionee, or in the event of the designation of the optionee as an inactive employee by reason of Disability, this option shall be exercisable as to the number of shares for which it could have been exercised immediately prior to such termination or designation or, if greater, (i) the total number of shares subject to this option multiplied by a fraction the numerator of which shall be the number of days between the grant of this option and such termination or designation and the denominator of which shall be the number of days between the grant of this option and the date upon which this option, by its terms, would have become fully exercisable, minus
       (ii) the number of shares, if any, previously purchased under this option, provided, however, that no shares may be purchased under this option in the event that such termination or designation occurs within three months after the grant of this option.

   9. LIMITED TRANSFERABILITY: This option may not be transferred by the optionee other than by will or by the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee.

   10. WITHHOLDING: No shares will be delivered pursuant to the exercise of this option unless and until the person exercising the option has paid to the Company any taxes required to be withheld by the Company as a consequence of such exercise, or otherwise provided to the Company's satisfaction for the payment of such taxes.

                                          THE TJX COMPANIES, INC.



                                          BY:
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